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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 15, 2004

                      ACCESS WORLDWIDE COMMUNICATIONS, INC.
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             (Exact name of registrant as specified in its charter)

               Delaware                000-23489            52-1309227
    ----------------------------      ------------      -------------------
    (State or other jurisdiction      (Commission        (I.R.S. Employer
           of incorporation)          File Number)      Identification No.)

   4950 Communication Avenue, Suite 300, Boca Raton, Florida        33431
   ---------------------------------------------------------      ----------
            (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code 561-226-5016

                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

Upon closing of the transaction on December 15, 2004 (the "Closing Date"), Access Worldwide Communications, Inc. (the "Company") issued and sold to accredited investors 5% convertible promissory notes (the "Notes") with attached warrants with an exercise price of $0.01 totaling $1.15 million. The sale of these shares was exempt from registration under the Securities Act of 1933 as a private offering to "accredited investors" under Section 4(2) of the Securities Act and Rule 506 of Regulation D.

The Notes mature on the earliest of (a) 39 months from the Closing Date or (b) upon a change of control, in either case, only after (i) all amounts due under any and all agreements or other instruments evidencing the Company's institutional debt have been indefeasibly paid in full in cash or (ii) the holder of the Company's institutional debt consents in writing to the repayment of the principal amount hereof and all accrued and unpaid interest thereon. The holder of the Notes may convert all or any part of the principal amount of the Notes, and any accrued and unpaid interest thereon, into shares of Company's common stock, at any time after the Closing Date and until all principal and accrued interest thereon is paid in full, at a conversion price equal to $1.00 per share, as adjusted as provided herein, such that the holder of the Notes shall be entitled to receive upon conversion of all or any part of the Notes that number of shares equal to the principal outstanding (and any accrued and unpaid interest thereon) divided by the conversion price.

The warrants shall vest or become fully exercisable on the date that is one year after the Closing Date (the "Vesting Date") and continue to be exercisable until the date that is ten (10) years from the Vesting Date.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits

99.1 5.0% Convertible Promissory Note (the "Note") between ACCESS WORLDWIDE COMMUNICATIONS, INC., and the Holder of the Note.

99.2    Warrant Certificate between Access Worldwide Communications Inc. and
        Holder.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ACCESS WORLDWIDE COMMUNICATIONS, INC.
                                       (Registrant)

Date: March 7, 2005

                                       By /s/ Richard Lyew
                                          --------------------------------------
                                          Richard Lyew
                                          Executive Vice President and Chief
                                          Financial Officer (principal financial
                                          and accounting officer)

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